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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) Dec. 18, 1997

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        33-93806                 59-3325080
--------------------         -----------------------       --------------
(State or Other              (Commission File              (IRS Employer
Jurisdiction of              Number)                       Identification
Incorporation)                                             Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                  84116
---------------------------------------                      ----------
(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                                     N/A
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                Not Applicable.

Item 5. On December 18, 1997, AT&T Corp. and Citibank announced that Citibank has agreed to purchase AT&T Universal Card Services Corp.(the "Servicer"), a wholly-owned subsidiary of AT&T Corp. and the Servicer of the AT&T Universal Card Master Trust (the "Trust"). AT&T Universal Funding Corp., the Originator of the Trust, is a wholly-owned subsidiary of the Servicer. For more information, see Exhibit 99 to this Form 8-K.

Item 6.                   Not Applicable.

Item 7.                   Exhibits.

The following is filed as an Exhibit to this Report under Exhibits.

*Exhibit 99               AT&T Corp. Press Release issued December 18, 1997.

*Incorporated herein by reference to Exhibit 99 of AT&T Corp.'s Current Report on Form 8-K dated December 18, 1997.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AT&T UNIVERSAL FUNDING CORP.



                                       By:     /s/ Robert A. Miller
                                          --------------------------
                                          Name:    Robert A. Miller
                                          Title:   Treasurer

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                                 EXHIBIT INDEX


Exhibit                         Description                       Page

*Exhibit 99           AT&T Corp. Press Release issued
                      December 18, 1997.

*Incorporated herein by reference to Exhibit 99 of AT&T Corp.s Current Report on Form 8-K dated
 December 18, 1997.